EXHIBIT 23.1
BUSINESSWAY INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

For the Quarterly Report of BusinessWay International Corporation on Form 10-QSB for the period ending April 30, 2004, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that based on their knowledge:
(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date : June 16, 2004

/s/ Dominic Heddo
Dominic Heddo
Chief Executive Officer

/s/ Fabrice Zambito
Fabrice Zambito
Chief Financial Officer